UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2022 (July 28, 2022)

CHW Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands*	001-40764	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Manhattanville Road

Suite 403

Purchase, New York 10577

(Address of principal executive offices, including zip code)

(914) 603-5016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 par share, and one Redeemable Warrant	CHWAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share, included as part of the Units	CHWA	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units, each warrant exercisable for one Ordinary Share at an exercise price of $11.50 per share	CHWAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On July 28, 2022, CHW Acquisition Corporation, a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Business Combination Agreement, dated February 2, 2022, (as it may be amended or supplemented from time to time, the “Business Combination Agreement”) by and between the Company, CHW Merger Sub Inc. (“Merger Sub”), and Wag Labs, Inc. (“Wag!,” and the combined business post closing “New Wag”) as described in the definitive proxy statement/prospectus filed by the Company with the Securities and Exchange Commission on July 13, 2022 (the “Proxy Statement”). Present at the Extraordinary General Meeting were holders of at least 13,050,501 the Company’s Ordinary Shares, par value $0.0001 per share (“Ordinary Shares”), in person or by proxy, representing 83.19% of the voting power of the Company’s Ordinary Shares issued and outstanding as of June 28, 2022, the record date for the Extraordinary General Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 15,687,500 Ordinary Shares issued and outstanding.

At the Extraordinary General Meeting, the Company’s shareholders approved each of the Domestication Proposal, the Business Combination Proposal, the Organizational Documents Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Omnibus Incentive Plan Proposal, and the ESPP Proposal, in each case as defined and described in greater detail in the Proxy Statement. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s shareholders as the Domestication Proposal, the Business Combination Proposal, the Organizational Documents Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Omnibus Incentive Plan Proposal, and the ESPP Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the Domestication Proposal, the Business Combination Proposal, the Organizational Documents Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Omnibus Incentive Plan Proposal, and the ESPP Proposal:

The Domestication Proposal

A proposal to approve the Domestication. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
12,346,984	703,517	0

The Business Combination Proposal

A proposal to approve and adopt the Business Combination Agreement. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
12,346,984	703,517	0

The Organizational Documents Proposal

A proposal to approve and adopt the amendment and restatement of the Memorandum and Articles of Association by their deletion and replacement in their entirety with the proposed new certificate of incorporation and bylaws of [New Wag!]1, to be effective at the time of the Domestication. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
12,346,984	703,517	0

The Advisory Charter Proposals

The proposals to approve, on a non-binding advisory basis, certain governance provisions in the Proposed Charter, which were presented separately as five sub-proposals. The voting results of the Ordinary Shares on each of the sub-proposals were as follows:

Advisory Charter Proposal 4A: A sub-proposal to authorize (i) capital stock of 111,000,000 shares, consisting of 110,000,000 shares of common stock, par value $0.0001 per share, and (ii) 1,000,000 shares of preferred stock.

Votes For	Votes Against	Abstentions
11,400,787	703,757	945,947

Advisory Charter Proposal 4B: A sub-proposal to provide that (i) any amendment to the Proposed Bylaws will require the approval of either the New Wag!’s board of directors or the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of New Wag!’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class; and (ii) any amendment to certain provisions of the Proposed Charter will require the approval of the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of New Wag!’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class.

Votes For	Votes Against	Abstentions
11,217,115	887,439	945,947

Advisory Charter Proposal 4C: A sub-proposal to provide that the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, another state or federal court located within the State of Delaware, shall be the exclusive forum for certain actions and claims.

Votes For	Votes Against	Abstentions
11,221,856	882,698	945,947

Advisory Charter Proposal 4D: A sub-proposal to eliminate various provisions in the Existing Organizational Documents applicable only to blank check companies, including the provisions requiring that CHW have net tangible assets of at least $5,000,001 immediately prior to, or upon consummation of, a business combination.

Votes For	Votes Against	Abstentions
11,401,037	703,517	945,947

Advisory Charter Proposal 4E: A sub-proposal to provide lock-up provisions restricting the transfer of common stock in the Proposed Bylaws.

Votes For	Votes Against	Abstentions
11,221,856	882,697	945,947

The Nasdaq Proposal

The proposal to approve, for the purposes of complying with the applicable listing rules of the Nasdaq Capital Market, (a) the issuance of shares of common stock in connection with the Acquisition Merger, and (b) the issuance of shares of common stock pursuant to the PIPE and Backstop Subscription Agreement. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
12,346,984	703,517	0

The Omnibus Incentive Plan Proposal

The proposal to approve the adoption of the Wag! Group Co. 2022 Omnibus Incentive Plan. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
12,182,734	867,767	0

The ESPP Proposal

 The proposal to approve the adoption of the Wag! Group Co. 2022 Employee Stock Purchase Plan (“ESPP”). The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
12,346,780	703,721	0

Redemption of Ordinary Shares

The Company’s public stockholders had the right to elect to redeem all or a portion of their ordinary shares for a per share price calculated in accordance with its organizational documents. The Company’s public stockholders holding 12,222,922 ordinary shares, or 97.78% of all outstanding public shares, validly elected to redeem their public shares.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2022, the Company and Wag! jointly issued a public release announcing the Company’s stockholder voted to approve the proposed Business Combination at the Extraordinary General Meeting. Copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Important Information for Shareholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

In connection with the transactions (“Business Combination”) contemplated by a definitive Business Combination Agreement, dated as of February 2, 2022 (the “Business Combination Agreement”), by and among CHW Acquisition Corporation (“CHW”), CHW Merger Sub Inc., and Wag!, CHW filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) on March 10, 2022, as amended and supplemented from time to time, which includes a proxy statement for CHW and a prospectus for New Wag!. CHW and Wag! also plan to file other documents with the SEC regarding the Business Combination. After the Registration Statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of CHW and Wag!. SHAREHOLDERS OF CHW AND WAG! ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about CHW, Wag! and New Wag! once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Participants in the Solicitation

CHW and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of CHW in connection with the Business Combination. Wag! and its officers and directors may also be deemed participants in such solicitation. Information about the directors and executive officers of CHW is set forth in CHW’s final prospectus filed with the SEC pursuant to Rule 424(b) of the Securities Act on September 2, 2021 and is available free of charge at the SEC’s website at www.sec.gov or by directing a request to CHW at 2 Manhattanville Road, Suite 403 Purchase, NY 10577. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. These statements are based on the beliefs and assumptions of the respective management teams of CHW and Wag!. Although CHW and Wag! believe that their respective plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, neither CHW nor Wag! can assure you that either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Forward-looking statements generally relate to future events or future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern CHW’s and Wag!’s expectations, strategy, plans or intentions. Forward-looking statements contained herein include statements about:

●	the anticipated benefits of the Business Combination;

●	the ability of CHW and Wag! to complete the Business Combination, including satisfaction or waiver of the conditions to the Business Combination and the issuance of shares to eligible pet caregivers on Wag!'s platform;

●	the anticipated costs associated with the proposed Business Combination;

●	Wag!’s financial and business performance following the Business Combination, including financial projections and business metrics;

●	Wag!’s ability to effectively return to growth and to effectively expand operations;

●	the potential business or economic disruptions caused by current and future pandemics, such as the COVID-19 pandemic;

●	the ability to obtain and/or maintain the listing of New Wag!'s common stock and the warrants on a stock exchange, and the potential liquidity and trading of its securities;

●	the risk that the proposed Business Combination disrupts current plans and operations of Wag! as a result of the announcement and consummation of the proposed Business Combination;

●	the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow, manage growth profitably, and retain its key employees;

●	changes in applicable laws or regulations;

●	Wag!'s ability to raise financing in the future;

●	Wag!'s officers and directors allocating their time to other businesses and potentially having conflicts of interest with Wag!'s business or in approving the Business Combination;

●	Wag!'s ability to retain existing and acquire new pet parents and pet caregivers;

●	the strength of Wag!'s network, effectiveness of its technology and quality of the offerings provided through its platform;

●	the projected financial information, growth rate, strategies and market opportunities for Wag!;

●	Wag!'s ability to successfully expand in its existing markets and into new domestic and international markets;

●	Wag!'s ability to provide pet parents with access to high quality and well-priced offerings;

●	Wag!'s ability, assessment of and strategies to compete with its competitors;

●	Wag!'s assessment of its trust and safety record;

●	the success of Wag!'s marketing strategies;

●	Wag!'s ability to accurately and effectively use data and engage in predictive analytics;

●	Wag!'s ability to attract and retain talent and the effectiveness of its compensation strategies and leadership;

●	general economic conditions and their impact on demand for the Wag! platform;

●	Wag!'s plans and ability to build out an international platform and generate revenue internationally;

●	Wag!'s ability to maintain its licenses and operate in regulated industries;

●	Wag!'s ability to prevent and guard against cybersecurity attacks;

●	Wag!'s reliance on third party service providers for processing payments, web and mobile operating systems, software, background checks and insurance policies;

●	seasonal sales fluctuations;

●	Wag!'s future capital requirements and sources and uses of cash;

●	the outcome of any known and unknown litigation and regulatory proceedings, including the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against CHW and Wag! following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement;

●	Wag!'s ability to maintain and protect its brand and its intellectual property; and

●	other factors detailed under the section entitled “Risk Factors” in the Registration Statement on Form S-4 filed in connection with the Business Combination.

The forward-looking statements contained herein are based on current expectations and beliefs concerning future developments and their potential effects on CHW and/or Wag!. There can be no assurance that future developments affecting CHW and/or Wag! will be those that CHW and/or Wag! have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control or the control of Wag!) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Registration Statement on Form S-4, as amended, filed in connection with the Business Combination. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some of these risks and uncertainties may in the future be amplified by the potential business or economic disruptions caused by current and future pandemics, such as the COVID-19 pandemic, and there may be additional risks that we consider immaterial or which are unknown. It is not possible to predict or identify all such risks. CHW and Wag! undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release, dated July 28, 2022.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHW ACQUISITION CORPORATION

Date: August 1, 2022	By:	/s/ Jonah Raskas
Name: Jonah Raskas
Title: Co-Chief Executive Officer